UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

June 20, 2006
(Date of earliest event reported)

Atlas Air Worldwide Holdings, Inc.
(Exact name of registrant as specified in its charter)

Delaware	0-25732	13-4146982
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2000 Westchester Avenue, Purchase, New York	10577
(Address of principal executive offices)	(Zip Code)

(914) 701-8000
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

TABLE OF CONTENTS

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers
Item 8.01 Other Events
Item 9.01 Financial Statements and Exhibits
Signatures
Exhibit Index

Item 5.02 Departure of Directors or Principal Officers; Election of Directions; Appointment of Principal Officers

     As previously reported by Atlas Air Worldwide Holdings, Inc. (the "Company") in a Current Report on Form 8-K filed with the Securities and Exchange Commission ("SEC") on February 1, 2006, Jeffrey H. Erickson ("Mr. Erickson") is retiring as President and Chief Executive Officer of the Company and its operating subsidiaries, Atlas Air, Inc. ("Atlas") and Polar Air Cargo, Inc. ("Polar") effective as of the close of business on June 21, 2006. In order to facilitate a smooth transition of responsibilities, Mr. Erickson will continue his employment with the Company as a Senior Advisor through July 28, 2006. Additionally, Mr. Erickson will continue to serve on the Company's Board of Directors (the "Board") following his retirement.

     On June 20, 2006, the Board elected William J. Flynn ("Mr. Flynn") as President and Chief Executive Officer of the Company, Atlas and Polar, effective June 22, 2006. The terms of Mr. Flynn's employment are described in the Employment Agreement dated April 21, 2006, and previously reported by the Company in a Current Report on Form 8-K filed with the SEC on May 3, 2006 ("Form 8-K"), which description is hereby incorporated by reference.

With respect to the disclosure required under this Item regarding Mr. Flynn's family relationships, business experience and arrangements or understandings with the Company with respect to being appointed President and Chief Executive Officer, all such information is contained in the Form 8-K and is hereby incorporated by reference. Mr. Flynn's biography, as required by this Item, is contained in the Company's definitive proxy statement, filed with the SEC on May 25, 2006 and is hereby incorporated by reference. Mr. Flynn currently serves on the Board of Directors of the Company, Atlas and Polar.

Item 8.01 Other Events

     On June 20, 2006, the Company issued a press release announcing its designation for membership in the Russell 3000® Index when the Russell Investment Group reconstitutes its family of U.S. indexes on or about June 30, 2006. A copy of this press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits

Exhibit No.	Description

99.1	Press Release of Atlas Air Worldwide Holdings, Inc., dated June 20, 2006.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Atlas Air Worldwide Holdings, Inc.

Dated:	June 23, 2006	By:	/s/ John W. Dietrich

		Name:	John W. Dietrich
		Title:	Senior Vice President, General Counsel,
Secretary and Chief Human Resources
Officer

EXHIBIT INDEX

99.1	Press Release of Atlas Air Worldwide Holdings, Inc. dated June 20, 2006